  SECURITIES AND EXCHANGE COMMISSION

  Washington, D.C. 20549

  ________________________

  FORM 8-K

  CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 24, 2000

FMC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-2376	94-4079804
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 East Randolph Drive, Chicago, Illinois 60601
(Address of principal executive offices) (Zip Code)

(312) 861-6000
Registrant's telephone number,
including area code

Item 5. Other Events

On August 24, 2000, FMC Corporation issued the following release:

FMC Chairman/CEO Burt To Resume Full-Time Schedule

CHICAGO, August 24, 2000-FMC Corporation today announced that FMC Chairman and CEO Robert N. Burt will resume his full-time work schedule after Labor Day. Burt underwent successful surgery on August 10 to remove a brain tumor. He currently is working a part-time schedule at FMC's Chicago headquarters.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                  FMC CORPORATION

                  By /s/ Stephen F. Gates
                     Stephen F. Gates
                     Senior Vice President, General
                     Counsel and Secretary

Date: August 30, 2000